UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Sapient Corporation
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SAPIENT CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 1, 2006
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Sapient Corporation (the “Company”) will be held on Thursday, June 1, 2006, at 9:00 a.m., local time, at the Company’s headquarters, 25 First Street, Cambridge, Massachusetts, 02141 for the following purposes:

1.	To elect seven Directors of the Company to serve until the 2007 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2006; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
      Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.
      The Board of Directors has fixed the close of business on Friday, April 7, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company’s common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments or postponements thereof.
      Your vote is very important. Whether or not you plan to attend the Annual Meeting, please carefully review the enclosed Proxy Statement and submit your proxy, which is being solicited by the Board of Directors. If you are a stockholder of record, please complete, sign, date and mail the accompanying proxy card in the postage-prepaid envelope; or, vote by telephone or via the Internet by following the instructions included with your proxy card. If your shares are held by a broker, bank or other nominee (referred to as shares held in “street name”), please complete, sign, date and mail the voting instruction form provided to you by your broker, bank or nominee; or, vote by telephone or via the Internet if your voting instruction form includes instructions and a toll-free telephone number or Internet web site to do so. In any event, to make certain that your vote will be received in time, please cast your vote, by your choice of available means, at your earliest convenience.
      Any proxy may be revoked by delivery of a later-dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously submitted a completed proxy by telephone, Internet or mail. If you hold your shares in street name and would like to change your voting instructions, please check the voting instruction form provided to you by your broker, bank or other nominee.

By order of the Board of Directors,

JERRY A. GREENBERG
Co-Chairman and Co-Chief Executive Officer
April 27, 2006

SAPIENT CORPORATION
25 First Street
Cambridge, Massachusetts 02141
PROXY STATEMENT
For Annual Meeting of Stockholders
To Be Held June 1, 2006
Information About the Annual Meeting
      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sapient Corporation (“Sapient” or the “Company”) for use at the 2006 Annual Meeting of Stockholders of the Company to be held on Thursday, June 1, 2006, at 9:00 a.m., local time, at the Company’s headquarters, located at 25 First Street, Cambridge, Massachusetts, 02141, and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked to elect seven Directors of the Company, approve the 2005 Employee Stock Purchase Plan, ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2006 and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
      This Proxy Statement and the accompanying notice of Annual Meeting and proxy card are first being sent to stockholders on or about April 27, 2006. The Board of Directors has fixed the close of business on April 7, 2006 as the record date for determining which stockholders are entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only stockholders of record of the Company’s common stock, par value $.01 per share (“Common Stock”), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock outstanding and entitled to vote as of the close of business on the Record Date will be entitled to one vote for each share held by them. On the Record Date, 124,549,253 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting.
      The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, votes withheld from a Director nominee and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum. A “broker non-vote” is a proxy from a broker or other nominee concerning a matter for which the broker or other nominee does not have discretionary voting power, and for which such broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares that are the subject of the proxy. Under the rules of the New York Stock Exchange, brokers may vote shares for the election of directors without receiving instructions from the beneficial owners and thus there will be no broker non-vote at the Annual Meeting.
      The seven nominees for Director who receive the greatest number of votes cast (i.e., a plurality of votes cast) will be elected as Directors. As such, votes to withhold authority as to a particular Director nominee will not affect the election of Directors. The Board of Directors recommends that you vote “FOR” each nominee for Director. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm requires that the votes cast “for” such proposal exceed the votes cast “against” such proposal. The Board of Directors recommends that you vote “FOR” the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.
      Stockholders of the Company are requested to submit a proxy by telephone or Internet, or by completing, signing, dating and returning the accompanying proxy card or, for shares held by a broker, bank or nominee (referred to as held in “street name”), the voting instruction form provided by the broker, bank or nominee in the enclosed, postage-prepaid envelope. If you vote by telephone or the Internet, you should not return your proxy card or voting instruction form. Instead, please follow the instructions on your proxy card or voting instruction form for telephone and Internet voting. Shares represented by a properly completed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of each of the nominees for Director and FOR ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders on such other matters.
      A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. A stockholder of record who voted by telephone or the Internet may also change his or her vote with a timely and valid later telephone or Internet vote, as the case may be. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person, whether or not a proxy has previously been given. The presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.
      A stockholder whose shares are held in street name may change previously delivered voting instructions by following the procedure set forth in the voting instruction form provided by the broker, bank or other nominee. A stockholder whose shares are held in street name may vote in person at the Annual Meeting, upon presenting picture identification, an account statement or a letter from the record holder indicating that the stockholder owned the shares as of the Record Date, and a proxy from the record holder issued in the stockholder’s name.
      We are mailing the Notice of Annual Meeting, this Proxy Statement, the proxy and our Annual Report to Stockholders for 2005 (the “Annual Report”) to our stockholders on or about April 27, 2006. Our Annual Report includes our Annual Report on Form 10-K (without exhibits) for 2005 (the “Form 10-K”), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 16, 2006. The Annual Report and Form 10-K, however, are not part of the proxy solicitation materials. We will, upon written request and without charge, furnish you additional copies of our Annual Report and Form 10-K (with or without exhibits). Please address all such requests to us by mail, to Sapient Corporation, Attention: Investor Relations, at the above address, or by e-mail, to ir@sapient.com. These documents are also posted on the Investors portion of our web site at http://www.sapient.com. A copy of our Form 10-K (with exhibits) can also be found on the SEC’s web site at http://www.sec.gov.
Electronic Delivery of Future Stockholder Communications
      We are pleased to offer our stockholders the opportunity to receive stockholder communications electronically. By opting for electronic delivery of documents, such as the Annual Report and the Proxy Statement, you will receive stockholder communications as soon as they become available and can vote on the matters to be decided at the Annual Meeting over the Internet. Choosing electronic delivery also reduces the number of bulky documents in your mail, conserves natural resources and reduces our printing and mailing costs. To obtain electronic delivery, visit http://www.icsdelivery.com/sape and enter information for all of your Sapient Corporation stockholdings. Your enrollment will be effective until you cancel it by following the instructions listed on this web site. If you have questions about electronic delivery, please contact our Investor Relations department at our address or web site listed above.
Householding of Future Stockholder Communications
      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact our Investor Relations department at the address or web site listed above. If you are receiving multiple copies at your household and would like to receive only one, please contact your bank, broker, or other nominee record holder, or our Investor Relations department.
Discussion of Proposals for Consideration at the Annual Meeting
PROPOSAL 1 — ELECTION OF DIRECTORS
      The first proposal for consideration at the Annual Meeting is the election of seven Directors. Upon the recommendation of our Governance and Nominating Committee, the Board of Directors has nominated Dennis H. Chookaszian, Jeffrey M. Cunningham, Darius W. Gaskins, Jr., Jerry A. Greenberg, Gary S. McKissock, J. Stuart Moore and Bruce D. Parker for election as Directors (collectively, the “Director Nominees”). Each of the Director Nominees is currently a Director of the Company. For more information regarding the Director Nominees, see “Information About Our Directors” immediately below in this Proxy Statement.
      Each re-elected Director Nominee will serve for a one-year term expiring at our 2007 Annual Meeting, or until his successor is duly elected and qualified. At the 2004 Annual Meeting, the stockholders of the Company voted to eliminate the classification of Directors on our Board. Previously, Directors had been classified as either Class I, Class II or Class III Directors and elected for three-year terms. Effective as of the 2004 Annual Meeting, these classifications were eliminated on a “sunset” basis — i.e., each of the then existing three Director classes disappears as its three-year term expires, with subsequent terms being for one-year only. The term of the one remaining class of Directors — the Class I Directors — expires at our 2006 Annual Meeting. Accordingly, as of the 2006 Annual Meeting meeting, the Board of Directors will be “unclassified” and each Director will be elected for a one-year term that expires at each annual meeting of the Company.
      The persons named in the enclosed proxy will vote each proxy FOR the election of the Director Nominees, unless authority to vote for the election of one or more of the nominees is withheld by marking the proxy to that effect. Each of the Director Nominees has indicated his willingness to serve, if elected. However, if any of the Director Nominees should be unable or unwilling to stand for election, the person acting under the proxy may vote the proxy for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the Director Nominees will be unable to serve if elected.
RECOMMENDATION OF THE BOARD OF DIRECTORS
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2 —	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The second proposal for consideration at the Annual Meeting is to ratify the selection, made by the Audit Committee of our Board of Directors, of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Company for 2006. PwC has served as the Company’s independent registered public accounting firm since 1999. The Company has been advised by PwC that it is a registered public accounting firm with the Public Company Accounting Oversight Board (the “PCAOB”) and complies with the auditing, quality control, and independence standards and rules of the PCAOB and the SEC. A representative of PwC is expected to be present at the Annual Meeting to answer appropriate questions and to make a statement, if he or she so desires.
      Although stockholder approval of the Audit Committee’s selection of PwC is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the ratification of the selection of PwC as the Company’s independent registered public accounting firm for 2006. If this proposal is not approved at the Annual Meeting, the Audit Committee will reconsider its selection of PwC, although it may elect to continue to retain PwC for 2006. Even if the selection of PwC is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year, if the Committee determines that such a change is in the best interests of the Company and its stockholders.
RECOMMENDATION OF THE BOARD OF DIRECTORS
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PWC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.
Information About Our Directors
      Our Directors are listed below, with their principal occupation and business experience for at least the last five years, the names of other publicly held companies of which they serve as a director and their age and length of service as a Director.

		Director	Principal Occupation, Other Business Experience
Name	Age	Since	During Past Five Years and Other Directorships

Dennis H. Chookaszian	62	2003	Mr. Chookaszian has been a Director since January 2003. Since his retirement from employment in February 2001, Mr. Chookaszian has served as an independent advisor and board member for various non-profit and for-profit organizations. From November 1999 to February 2001, Mr. Chookaszian was Chairman and Chief Executive Officer of mPower, Inc., a financial advisory firm. From February 1999 to November 2001, Mr. Chookaszian was also chairman of the Executive Committee of CNA Financial Corporation, a global insurance and financial services holding company. From October 1992 to February 1999, Mr. Chookaszian was chairman and chief executive officer of CNA Insurance Companies, a global insurance company. Mr. Chookaszian is also a director of Career Education Corporation, a for-profit educational provider, InsWeb Corporation, an online insurance portal, and Chicago Mercantile Exchange, Inc., a financial services company.
Jeffrey M. Cunningham	53	2004	Mr. Cunningham has been a Director since September 2004. He also serves as a director of Countrywide Financial Services. He is the founder and chairman of New England Ventures LLC, a venture capital and advisory firm focused on media and technology. From August 2000 to May 2001, he served as managing Director for Schroder Finance Partners LP. From November 1998 to April 2000, he was president of Internet Media Group of CMGI, Inc. From 1980 to 1998, Mr. Cunningham held the position of Publisher of Forbes Magazine and Group Publisher of Forbes, Inc. Mr. Cunningham also is a director of TheStreet.com, Inc., a multimedia creator of business and investment content.
Darius W. Gaskins, Jr.	66	1995	Mr. Gaskins has been a Director since September 1995. He is a founding partner of Norbridge, Inc., formerly Carlisle, Fagan, Gaskins & Wise, Inc., a management consulting firm.

		Director	Principal Occupation, Other Business Experience
Name	Age	Since	During Past Five Years and Other Directorships

Gary S. McKissock	63	2003	Lt. Gen. McKissock has been a Director since March 2003. Since his retirement from the United States Marine Corps in November 2002, Mr. McKissock has formed a consulting firm which focuses on supply chain management and has served as an advisor to the United States Department of Defense regarding logistics and supply chain management issues. From September 1999 to November 2002, Mr. McKissock was Deputy Commandant, Installations and Logistics at the United States Marine Corps Headquarters in Washington D.C. From September 1998 to September 1999. He was commander of the Marine Corps Materiel Command. From May 1997 to September 1998, Mr. McKissock was commander of the Marine Corps Logistic Bases.
J. Stuart Moore	44	1991	Mr. Moore co-founded Sapient in 1991 and has served as Co- Chairman of the Board of Directors and Co-Chief Executive Officer since the Company’s inception.
Jerry A. Greenberg	40	1991	Mr. Greenberg co-founded Sapient in 1991 and has served as Co-Chairman of the Board of Directors and Co-Chief Executive Officer since the Company’s inception.
Bruce D. Parker	58	1995	Mr. Parker has been a Director since September 1995. He served as Executive Vice President of Sapient from December 1999 until his retirement in July 2002. After his retirement from Sapient, Mr. Parker founded, and currently serves as president of, the IT Management Group, LLC, a consulting company. Mr. Parker served as Senior Vice President and Chief Information Officer at United Airlines, Inc. from December 1997 until December 1999. From September 1994 to December 1997, Mr. Parker was Senior Vice President — Management Information Systems and Chief Information Officer at Ryder System Inc., a transportation company. Mr. Parker is also a Director of AirNet Systems, Inc., an aviation services company.
      See “Information About Ownership of Our Common Stock” for information regarding the number of shares of Common Stock owned by each Director.
Board and Committee Meetings
      The Board of Directors held seven meetings during 2005. Each Director attended at least 85% of the meetings of the Board and 85% of the meetings of the committees on which he served. Messrs. Greenberg and Moore are Co-Chairmen of the Board. Mr. Gaskins serves as the Lead Independent Director of the Board and, in that capacity, is responsible for ensuring that the viewpoints of our independent Directors are reflected in the formation of the agenda for each Board meeting and in the Board discussions that ensue at such meetings. The Lead Independent Director also serves as a liaison between the Co-Chairmen and the other independent Directors.
      The Board of Directors has three committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. All of the members of each of our Board Committees meet the standard for independence required under the applicable listing rules of the National Association of Securities Dealers (“NASD”).
      The Audit Committee, among other things, reviews our auditing, accounting, financial reporting and internal control functions and selects our independent registered public accounting firm. The Audit Committee held nine meetings in 2005. The Audit Committee is currently composed of Messrs. Chookaszian,

Cunningham, and Parker, each of whom is an independent Director. Mr. Chookaszian serves as the Chairperson of the Audit Committee. Our Board of Directors has determined that Mr. Chookaszian is an “audit committee financial expert” within the meaning of the rules and regulations of the SEC and the applicable listing standards of the NASD. The Audit Committee’s responsibilities are more fully described in its charter, a copy of which can be found on the Investors portion of our web site, http://www.sapient.com, under “Corporate Governance.”
      The Compensation Committee is, among other things, responsible for reviewing our overall compensation policies and approving the compensation of our executive officers. The Compensation Committee held five meetings in 2005. The current members of the Compensation Committee are Messrs. Cunningham, Gaskins, and McKissock, each of whom is an independent Director. Mr. McKissock serves as the Chairperson of the Compensation Committee. A copy of the Charter of the Compensation Committee can be found on the Investors portion of our web site, http://www.sapient.com, under “Corporate Governance.”
      The Governance and Nominating Committee is, among other things, responsible for identifying and evaluating potential candidates for our Board of Directors and making recommendations regarding such candidates to our Board of Directors. The Committee also provides counsel to our Board of Directors regarding principles and practices applicable to governance of the Corporation. The Governance and Nominating Committee held one meeting in 2005. The current members of the Governance and Nominating Committee are Messrs. Chookaszian, Gaskins, McKissock and Parker, each of whom is an independent Director. Mr. Gaskins serves as the Chairperson of the Governance and Nominating Committee. A copy of the Charter of the Governance and Nominating Committee can be found on the Investors portion of our web site, http://www.sapient.com, under “Corporate Governance.” The Governance and Nominating Committee may engage search firms or other third parties to assist in the identification or evaluation of potential nominees for Director. In 2005, the Committee did not pay any fees to search firms or other third parties.
Director Attendance at Annual Meetings
      The Company encourages, but does not require, its Directors to attend each Annual Meeting. All Directors attended the Company’s 2005 Annual Meeting, which was held on May 24, 2005.
Director Compensation
      We pay each non-employee Director an annual retainer of $15,000, in four equal quarterly installments. Additionally, we pay non-employee Directors the following attendance fees for each meeting attended: $2,000 for attendance in person at a Board meeting and $750 for attendance in person at a Committee meeting. If a Director participates in either a Board or Committee meeting by telephone, rather than in person, or if the Committee meeting is held on the same day and at the same location as a Board meeting, the Director receives one-half of these meeting fees. Effective May 25, 2004, we increased the additional annual retainer for the Lead Independent Director and the chairperson of our Audit Committee, from $5,000 to $20,000. We also simultaneously increased the additional annual retainer for the chairperson of our Compensation Committee from $5,000 to $10,000. The chairperson of our Governance and Nominating Committee is paid an additional annual retainer of $5,000. All retainers are paid in four equal quarterly installments. In addition, we reimburse each non-employee Director for expenses incurred in connection with attending meetings. Directors receive no other cash compensation for serving as Directors.
      Pursuant to the Company’s 1998 Stock Incentive Plan approved by our stockholders in 1998, and the revised Board compensation plan proposed by Management and approved by the Directors on February 10, 2006, each new non-employee Director elected to the Board is granted, upon his or her initial election, a number of Restricted Stock Units (“RSUs”) equal to the number of shares of Company Common Stock having an aggregate fair market value of $75,000, but in no event exceeding 12,500 shares. Further, each non-employee Director who is re-elected at an Annual Meeting receives a number of RSUs in an amount equal to the number of shares of Company Common Stock having an aggregate fair market value of $40,000. The fair market value of these RSU grants is calculated based on the last reported sale prices per share of the Company’s Common Stock on the NASDAQ National Market on the RSU grant date. These RSU grants vest (i) in four equal annual installments, in the case of the RSU grant for newly elected non-employee Directors and (ii) in full on the first anniversary date of grant, in the case of re-elected Directors (provided that in either case, the RSU holder continues to serve as a Director). Prior to the February 10, 2006 adoption of RSUs as the form of equity compensation for the Board of Directors, the Company awarded Directors options to purchase shares of Company Common Stock (“Stock Options”). Pursuant to the 1996 Director Stock Option Plan (the “Director Plan”), which our shareholders approved in 1996, and a Board compensation plan that Management proposed and the Directors approved on May 25, 2004, non-employee Directors received Stock Options as follows: (i) each new Director, upon his or her initial election received Stock Options having an aggregate value of $75,000, but in no event exceeding 40,000 shares, and (ii) each Director re-elected at an Annual Meeting received an annual Stock Option grant having an aggregate value of $40,000. The value of these Stock Option grants was based on the Black-Scholes valuation methodology or other generally-accepted valuation methodology, and the Stock Options have an exercise price equal to the fair market value of the Common Stock on the date of grant and vest (i) in four equal annual installments, in the case of the option grants for newly elected non-employee Directors, and (ii) in full on the first anniversary date of grant, in the case of re-elected Directors (provided that in either case, the option holder continues to serve as a Director). The Stock Options expire 10 years from the date of grant (subject to earlier termination in the event the optionee ceases to serve as a Director). 143,700 options remain available for grant under the Director Plan, which provides for the issuance of a maximum of 240,000 shares.
      Based on the foregoing methodology, on May 24, 2005, each of Messrs. Chookaszian, Gaskins, McKissock and Parker received 6,300 Stock Options, at an exercise price of $7.75 per share, which was the fair market value of the Common Stock on the grant date.
      Current Director compensation is summarized in the following chart:
Director Compensation Chart+

		Board	Committee
	Annual Lead Independent	Meeting Fee	Meeting Fee
Annual Board	Director & Committee	(Per meeting	(Per meeting
Member Retainer	Chair Retainer	fee)	fee)	Equity Grants

$15,000*	• Lead Independent Director & Audit Chair: $20,000*	$2,000**	$750**	• Restricted Stock Units grant upon first (initial) appointment to Board of Directors: $75,000 in
	• Compensation Committee Chair: $10,000*			Fair Market Value***, capped at 12,500 units, 4-yr. straight-line vesting (i.e., 25% per year).
	• Nominating and Governance Committee Chair: $5,000*			• Annual Restricted Stock Units grant: upon re-election to Board $40,000 in Fair Market Value***; 100% “cliff” vesting at 1st anniversary.

+	Directors who are also employees of the Company do not receive any compensation for serving as Directors or as members of committees.

*	Retainer paid in equal quarterly installments.

**	Fee reduced 50% (i) if attended by telephone; or (ii) for Committee meetings held immediately before or after a Board meeting.

***	The number of Restricted Stock Units to be granted will be determined as follows:

•	The fair market value will be calculated based on the last reported sale price per share of the Company’s Common Stock on the NASDAQ National Market on the grant date.

•	The fair market value will then be divided into $75,000 (if a “first (initial)” grant) or $40,000 (if an annual grant) to determine the number of Units to be granted.
Change of Control Arrangements in Director Stock Options
      Certain Stock Options that we have granted to our Directors contain “change in control” provisions. Under the terms of the applicable Stock Option agreement for each of these grants, the vesting of shares under the Stock Option will be accelerated by twelve months in the event of a change in control of the Company.
      The following table summarizes the Director Stock Options containing such “change in control” provisions.

Number of Underlying
Director	Option Shares

Dennis H. Chookaszian	56,300
Jeffrey M. Cunningham	22,600
Darius W. Gaskins	16,300
Gary S. McKissock	56,300
Bruce D. Parker	16,300
Policy Regarding Stockholder Nominations for Director
      The Company’s Governance and Nominating Committee will consider and evaluate candidates recommended by eligible stockholders for nomination as a Director of the Company. Candidates submitted by eligible stockholders to the Governance and Nominating Committee will be considered and evaluated on the same basis as candidates recommended by other sources. In evaluating all candidates for Director, the Governance and Nominating Committee strives to develop a Board and Board Committees that are diverse in nature and composed of experienced and seasoned advisers. To achieve this goal, the Governance and Nominating Committee considers a number of factors that it deems relevant, including judgment, skill, diversity, integrity, education, experience, level of availability, commitment and the interplay of the nominee’s experience with the experience of other Directors.
      Pursuant to the Company’s Policy Regarding Stockholder Candidates for Nomination as a Director, a stockholder is eligible to submit a recommendation of a candidate for Director if such stockholder, either individually or as a member of a group, has beneficially owned at least 1% of our Common Stock for at least one year prior to the nomination date (the “Nominating Stockholder”). Eligible stockholders may submit only one candidate for consideration each year, and the aggregate number of candidates that will be considered by the Governance and Nominating Committee is limited. The aggregate number of candidates that the Governance and Nominating Committee will be required to consider and evaluate under this policy with respect to any Annual Meeting shall be limited to the number set forth below:

Number of
Number of Board Members	Candidate(s):

8 or fewer	1
More than 8 but fewer than 20	2
20 or more	3
      If the Company receives recommendations from Nominating Stockholders for more than the maximum number of candidates set forth above, the Governance and Nominating Committee will review and evaluate for possible nomination those candidates recommended by the Nominating Stockholders with the highest level of beneficial ownership of the Company’s Common Stock, until the Committee has evaluated the maximum number of candidates as set forth above.

      A stockholder eligible to be a Nominating Stockholder should submit a nomination in writing, delivered (by registered mail, signature required, where available) to the Board of Directors, in care of the General Counsel of the Company, at the address of the Company’s headquarters. This address is listed on the first page of this Proxy Statement. For the Company’s 2007 Annual Meeting, nominations must be received no later than the 120th calendar day before the anniversary of the date the 2006 Annual Meeting proxy statement was released to stockholders (i.e., December 28, 2006).
      Each Nominating Stockholder nomination must contain the following information:

•	Name of the nominee and all information regarding the nominee that would be required under the rules of the SEC to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a Director;

•	Confirmation that the nominee meets the standard for independence required under the applicable listing rules of the NASD, or, if the nominee does not meet the independence standards, a description of the reasons why not;

•	Name, address and number of shares beneficially owned by the stockholder, or stockholders, making the nomination;

•	A representation by the nominating stockholder, or stockholders, that the stockholder(s) will continue to be the beneficial owner of at least 1% of the Common Stock through the date of the next Annual Meeting. Nominating stockholder(s) who are not registered holder(s) of Common Stock must provide evidence of eligibility as provided in SEC Rule 14a-8(b)(2); and

•	A description of all relationships, arrangements or understandings (whether written or oral) between the nominating stockholder (or any member of a nominating group of stockholders) and the nominee, or any person or entity regarding the nominee.
      Each nomination by an eligible stockholder must also contain the other information listed in the Company’s Policy Regarding Stockholder Candidates for Nomination as a Director, which can be found on the Investors portion of our web site, http://www.sapient.com, under “Corporate Governance.”
Policy Regarding Stockholder Communications with our Board of Directors
      Stockholders of the Company may submit correspondence to the Company’s Board of Directors. The correspondence should be submitted in writing and delivered (by registered mail, signature required, where available) to the Board of Directors, in care of the General Counsel of the Company, at the address of the Company’s headquarters. You may find this address on the first page of this Proxy Statement. The Company’s General Counsel will forward each submission, without editing or alteration, to the member of the Board designated as the Lead Independent Director (or, if at the time of submission the Board does not have a Lead Independent Director, then, to the independent Director having the longest tenure of Board service) no later than the next scheduled meeting of the Board.
      Each submission to the Board of Directors must contain the information listed in the Company’s Policy Regarding Stockholder Communications with Directors, which can be found on the Investor portion of our web site, http://www.sapient.com, under “Corporate Governance.”

Information About Ownership of Our Common Stock
      The following table sets forth information, as of April 7, 2006, regarding the beneficial ownership of shares of Common Stock by (i) each person known to us to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director and nominee for Director, (iii) Jerry A. Greenberg and J. Stuart Moore, our Co-Chief Executive Officers, and the four other executive officers listed in the Summary Compensation Table on page 12 of this Proxy Statement (the “Named Executive Officers”) and (iv) the Directors and executive officers as a group. As of April 7, 2006, 124,549,253 shares of Common Stock were outstanding.

	Amount and Nature of Beneficial Ownership(1)

			Number of
			Options
			Exercisable
	Number of		By or Before			Percent of
Beneficial Owner	Shares Owned		June 5, 2006	Total		Class

5% Stockholders
Jerry A. Greenberg	20,508,741	(2)	0	20,508,741	(2)	16.5%
Co-Chief Executive Officer
c/o Sapient Corporation
25 First Street
Cambridge, Massachusetts 02141
J. Stuart Moore	21,156,832	(3)	0	21,156,832	(3)	17.0%
Co-Chief Executive Officer
c/o Sapient Corporation
25 First Street
Cambridge, Massachusetts 02141
Samuel C. Sichko (as trustee)	21,254,174	(4)	0	21,254,174	(4)	17.1%
Bowditch & Dewey, LLP
One International Place 44th Floor
Boston, MA 02110
Paul E. George (as trustee)	8,134,270	(5)	0	8,134,270	(5)	6.5%
Kellogg & George, P.C
8 Grove Street
Wellesley, Massachusetts 02482
FMR Corp./ Edward C. Johnson 3d
82 Devonshire Street
Boston, Massachusetts 02109	8,130,177	(6)	0	8,130,177		6.5%
Wellington Management Company, LLP
75 State Street
Boston, MA 02109	8,738,000	(7)	0	8,738,000		7.0%
Directors and Nominees
Jerry A. Greenberg	See “5% Stockholders” Above
J. Stuart Moore	See “5% Stockholders” Above
Dennis H. Chookaszian	0		51,767	51,767
Jeffrey M. Cunningham	65,000		10,375	75,375		*
Darius W. Gaskins, Jr.	90,400		99,767	190,167		*
Gary S. McKissock	5,000		51,767	56,767		*
Bruce D. Parker	2,303		547,393	549,696		*
Named Executive Officers
Jerry A. Greenberg	See “5% Stockholders” Above
J. Stuart Moore	See “5% Stockholders” Above
Preston B. Bradford	355,758		438,340	794,098		*

	Amount and Nature of Beneficial Ownership(1)

		Number of
		Options
		Exercisable
	Number of	By or Before		Percent of
Beneficial Owner	Shares Owned	June 5, 2006	Total	Class

Sheeroy D. Desai	829,522	527,202	1,356,724	1.1%
Alan J. Herrick	42,666	386,466	429,132	*
Scott J. Krenz	0	18,750	18,750	*
All Executive Officers and Directors, as a Group (11 persons)	43,056,222	2,131,827	45,188,049	36.3%

*	Less than 1%

(1)	Each stockholder possesses sole voting and investment power with respect to the shares listed, except as otherwise noted.

(2)	Includes (i) 4,209,618 shares held by two trusts of which Mr. Greenberg is a co-trustee and over which he shares voting or investment power, and (ii) 6,009,771 shares held by three trusts, over which Mr. Greenberg does not have voting or investment power, but in which he is a beneficiary. Mr. Greenberg disclaims beneficial ownership of the shares held by the trusts except to the extent of his pecuniary interest therein.

(3)	Includes (i) 910,918 shares held by a trust of which Mr. Moore’s wife is a co-trustee and in which his wife and children are beneficiaries,, and over which his wife shares voting and investment power, (ii) 160,000 shares held by Eaglis Aggressive Growth, LLC, a Massachusetts limited liability company of which Mr. Moore is the manager, and over which Mr. Moore has sole voting and investment control (iii) 3,811,433 shares held by a trust over which Mr. Moore does not have voting or investment power, but in which he is a beneficiary, and (iv) 7,223,352 shares held by a trust over which Mr. Moore does not have voting or investment power;, but in which his children are beneficiaries. Mr. Moore disclaims beneficial ownership of the shares held by the trusts except to the extent of his pecuniary interest therein.

(4)	Mr. Sichko serves as trustee or co-trustee of certain trusts established by Messrs. Greenberg and Moore. The shares listed in the above table represent shares of Common Stock over which Mr. Sichko maintains sole voting or investment control (9,821,204 shares) and shares voting or investment control (11,432,970 shares) as trustee or co-trustee of these trusts. Mr. Sichko has disclaimed any pecuniary interest in the shares of Common Stock held by these trusts.

(5)	Mr. George serves as co-trustee of certain trusts established by Mr. Moore. The 8,134,270 shares listed in the above table represent shares of Common Stock over which Mr. George shares voting or investment control as co-trustee of these trusts. Mr. George does not maintain sole voting or investment control with respect to any of these shares. Mr. George has disclaimed any pecuniary interest in the shares of Common Stock held by these trusts.

(6)	Per a Form 13G filing made on February 14, 2006, Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp. and an investment adviser, reported that, as of December 31, 2005, it was the beneficial owner of 8,130,177 shares of Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Further, at December 31, 2005, the ownership of one investment company, Fidelity Small Cap Stock Fund, amounted to 7,391,777 shares of Common Stock. Each of Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp., through its control of Fidelity, has sole power to dispose of the 8,130,177 shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Board of Trustees.

(7)	Per a Form 13G filing made on February 14, 2006, Wellington Management reported that in its capacity as an investment adviser, it was deemed, as of December 31, 2005, to beneficially own 8,738,000 shares of Common Stock, which shares were held of record by clients of Wellington Management.

Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Based solely on a review of reports submitted, and representations made, to us, we believe that during 2004 our executive officers, Directors and holders of more than 10% of our Common Stock complied with all Section 16(a) filing requirements, except as set forth in the following paragraph.
      Due to administrative oversights, the following reports of changes in beneficial ownership of Company securities were reported late on Form 4: (i) the May 24, 2005 annual grant to each of the non-employee Directors of 6,300 Stock Options, and (ii) sales of shares of Common Stock held directly and indirectly by the Company’s Chief Operating Officer, Sheeroy Desai, that occurred on November 10, 2005 and December 1, 2005, respectively.
Equity Compensation Plan Information
      The following table summarizes, as of December 31, 2005, the number of options issued under our equity compensation plans and the number of awards available for future issuance under these plans.

	(a)	(b)	(c)
	Number of Securities to	Weighted-Average	Number of Securities Remaining Available
	be Issued Upon	Exercise Price of	for Future Issuance Under Equity
	Exercise of	Outstanding	Compensation Plans, Excluding Securities
Plan Category	Outstanding Options	Options	Reflected in Column (a)(1)(2)

Equity compensation plans approved by security holders	18,647,069	$10.76	19,003,395
Equity compensation plans not approved by security holders	Not Applicable	Not Applicable	Not Applicable

Total	18,647,069	$10.76	19,003,395

(1)	16,074,396 of the shares listed in column (c) may be issued in the form of restricted stock or restricted stock units, pursuant to the terms of our 1996 Equity Stock Incentive Plan and our 1998 Stock Incentive Plan. No shares of restricted stock are available for issuance under our other equity compensation plans.

(2)	Column (c) includes 400,000 shares that are available for issuance under our 2005 Employee Stock Purchase Plan on May 31, 2006.

Information About Executive Compensation
Summary Compensation Table
      The following table sets forth certain information with respect to the compensation paid in each of the last three fiscal years to the Named Executive Officers.

						Long-Term Compensation
			Annual			Awards
			Compensation(1)
						Restricted	Underlying		All Other
			Salary		Bonus(1a)	Stock Awards	Stock		Compensation
Name and Principal Position	Year		($)		($)	($)(2)(3)	Options(2)		($)(4)

Jerry A. Greenberg	2005		50,000		0	—	—		1,250
Co-Chairman of the Board and	2004		50,000		0	—	—		1,250
Co-Chief Executive Officer	2003		50,000		0	—	—		1,250
J. Stuart Moore	2005		50,000		0	—	—		1,250
Co-Chairman of the Board and	2004		50,000		0	—	—		1,250
Co-Chief Executive Officer	2003		50,000		0	—	—		1,250
Preston B. Bradford	2005		225,000		135,713	$202,080	0		1,250
Executive Vice President	2004		200,000		54,050	0	35,000		1,250
	2003		170,000		100,000	0	80,000		1,250
Sheeroy D. Desai	2005		250,000		111,572	$292,174	0		1,250
Executive Vice President and	2004		250,000		137,018	0	50,000		1,250
Chief Operating Officer	2003		225,000		0	0	90,000		1,250
Alan J. Herrick	2005		275,000	(5)	135,393	$264,388	0		1,250
Executive Vice President	2004		250,000		115,412	0	65,000		1,250
	2003		250,000		0	0	60,000		1,250
Scott J. Krenz	2005		295,000		43,846	$101,040	75,000	(6)	1,250
Chief Financial Officer	2004	(6)	12,292		7,406	0	0		0
	2003		—		—	—	—		—

(1)	In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or ten percent of the total annual salary and bonus for the Named Executive Officer for such year.

(1a)	Consists of bonus payments made by the Company in 2005, as well as bonus amounts accrued in 2005 but paid in the first quarter of 2006.

(2)	Messrs. Greenberg and Moore do not participate in our stock plans, due to the significant equity ownership that each of them holds in Sapient.

(3)	The amounts set forth in this column represent the value of the Common Stock underlying Restricted Stock Unit awards granted to the Named Executive Officers. The Restricted Stock Units vest in four equal annual installments, beginning on the first anniversary of the date of grant. As of December 31, 2005, the number of shares of Common Stock underlying the Restricted Stock Units and the market value of such shares, held by Messrs. Bradford, Desai, Herrick and Krenz were 24,000/$136,560: 34,700/$197,443: 31,400/$178,666 and 12,000/$68,280, respectively.

(4)	Amounts shown in this column represent matching contributions under our 401(k) Plan.

(5)	Mr. Herrick’s 2005 base salary compensation increased, as of December 1, 2005, from $250,000 to $275,000.

(6)	Mr. Krenz joined the Company as Chief Financial Officer in December, 2004. On December 13, 2004, we awarded Mr. Krenz 75,000 stock options. In accordance with our 2001 Stock Option Plan, the grant date for these options was January 3, 2005.

      Each Named Executive Officer has executed an agreement which prohibits him or her from competing with Sapient for a period of twelve (12) months following termination of his or her employment.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table summarizes, for each of the Named Executive Officers, the number and value of unexercised options held by such officers on December 31, 2005. The Named Executive Officers did not exercise any options during 2005.

Number of Shares
			Underlying	Value of Unexercised
			Unexercised Options	In-the-Money Options
	Shares		at Fiscal Year-End	at Fiscal Year-End
	Acquired on	Value	(Exercisable/	(Exercisable/
Name	Exercise	Realized($)	Unexercisable)	Unexercisable) ($)(1)

Jerry A. Greenberg(2)	—	—	—/—	— / —
J. Stuart Moore(2)	—	—	—/—	— / —
Preston B. Bradford	—	—	429,590/46,250	$302,398/$ 57,400
Sheeroy D. Desai	—	—	514,702/82,500	$403,450/$129,150
Alan J. Herrick	—	—	373,966/78,750	$328,974/$ 86,100
Scott J. Krenz	—	—	0/75,000	$0/$0

(1)	Represents the difference between the last reported sale price per share ($5.69) of our Common Stock on December 31, 2005, as reported on the Nasdaq National Market, and the exercise price.

(2)	Messrs. Greenberg and Moore do not participate in our stock option plans because each of them owns a significant amount of Common Stock.
Certain Relationships and Related Transactions
      None.
Report of the Compensation Committee on Executive Compensation
      The Compensation Committee consists of three Directors, Messrs. Cunningham, Gaskins and McKissock, each of whom meets the standard for independence required under the applicable listing rules of the NASD. Mr. McKissock is the Chairperson of the Compensation Committee. The Committee is responsible for reviewing Sapient’s overall compensation policies and, with the input of the Co-Chief Executive Officers, setting the compensation of Sapient’s executive officers. The Committee also retains outside consultants from time to time to provide advice regarding trends in compensation practices and comparative benchmarking data.

Compensation Philosophies and Goals
      Sapient’s executive compensation program for 2005, which consisted of a combination of base salary, cash bonuses, stock options and restricted common stock, was designed in large part to align executive incentives with Sapient’s strategic goals. Accordingly, a material portion of the total cash compensation potentially payable to Sapient’s executive officers was directly linked to the achievement of specified performance targets. The Committee believes that performance-related compensation enhances the likelihood that Sapient’s strategic goals will be achieved and that it will retain its executives and other employees.
      The Committee designed the executive compensation program for 2005 to align executive and stockholder interests by providing executives with an equity interest in Sapient through awards of restricted stock units while accounting for the vesting of previously granted restricted common stock. However, because Messrs. Greenberg and Moore, our founders, each already hold a significant amount of Common Stock, they historically have not participated (and in 2005 did not participate) in Sapient’s equity plans. The stock option grants for the other executive officers were recommended by the Co-Chief Executive Officers to the Committee for approval. The Committee evaluated each of the recommended grants based on the executive’s responsibilities; past, present and expected future contributions to Sapient; current stock and option holdings; and the equity awards made by comparable companies to their executive officers.
      In addition to structuring the executive compensation program in a manner which will reward executives for the achievement of Sapient’s objectives, we also seek to use our compensation program to attract and retain key executives.

Compensation in 2005

Cash Compensation
      The overall cash compensation payable to Sapient’s executive officers, other than the Co-Chief Executive Officers, consists of base salary and bonus payments. The base salaries of the executive officers for 2005 were determined by the Compensation Committee, with input from our Co-Chief Executive Officers. For our Co-Chief Executive Officers, the Compensation Committee approved the recommendation from Messrs. Greenberg and Moore that they each receive a nominal base salary of $50,000 for 2005. Nominal salaries are appropriate for the Co-Chief Executive Officers because each of them already holds a significant portion of Common Stock. Through their ownership of common stock, the incentives of the Co-Chief Executive Officers are closely aligned with Sapient’s performance objectives and the interests of stockholders.
      To align executive incentives with Sapient’s strategic goals, the Committee determined that the bonus component should be a material percentage of the overall cash compensation potentially payable to our executive officers. In 2005, our executive officers and other members of senior management participated in one bonus plan for the year, which was included as an exhibit to our Form 10-Q for the fiscal quarter ended March 31, 2005. The Committee approved the target amount of bonus compensation payable to each executive officer under this bonus plan, after considering the recommendations of the Co-Chief Executive Officers. The Committee was also responsible for determining the amount of the bonus pool to be established under other Sapient bonus plans (for example, hiring team and business development plans).
      Under the bonus plan that applied to our executive officers in 2005, the initial funding of a bonus pool, from which individual bonuses could be paid, was conditioned one hundred percent (100%) upon the achievement of specified company-wide profitability goals. If these goals were not met, no bonus pool would be funded. If these goals were only partially met, a partial bonus pool would be funded. If a pool was funded, the allocation of bonus amounts to each executive officer was based on the achievement of additional specified goals. These additional specified goals included client satisfaction scores, client and/or project profitability and revenue measures, employee satisfaction and turnover, and leadership.
      In 2005, the specified company-wide profitability goals were partially met. Accordingly, a partial bonus pool was established and allocated among certain business units and internal teams. The business units and internal teams that received a partial bonus pool then allocated their pool to the individual bonus plan participants in accordance with the plan terms. As a result of this process, bonuses were paid to Messrs. Bradford, Desai, Herrick and Krenz in the amount of $135,713, $111,572, $135,393 and $43,846 respectively, for their contributions to Sapient in 2005. No bonuses were paid to Messrs. Greenberg or Moore in 2005.

Restricted Stock Units
      During 2005, the Named Executive Officers (excluding Messrs. Greenberg and Moore) were granted Restricted Stock Units representing an aggregate of 102,100 shares of Common Stock with an aggregate fair market value, based on the date of grant, of $859,682. These Restricted Stock Units represented 5.9% of all Restricted Stock Units granted by Sapient in 2005. The Co-Chief Executive Officers recommended the timing and size of these awards to the Committee, which approved them.

Compliance with Internal Revenue Code Section 162(m)
      Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation’s chief executive officer and the four other most highly compensated executive officers. In adopting and administering executive compensation plans and arrangements, the Committee considers whether the deductibility of such compensation will be limited under Section 162(m) of the Code.

Gary S. McKissock, Chairperson
Jeffrey M. Cunningham
Darius W. Gaskins, Jr.

Comparative Stock Performance
      The following graph compares the cumulative five-year total stockholder return on our Common Stock from December 31, 2000 through December 31, 2005, with the cumulative total return on (i) the Nasdaq Composite Index and (ii) the Goldman Sachs Technology Index — Computer Services Index. The comparison assumes the investment of $100 on December 31, 2000, in our Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

Sapient Corporation	100.00	64.66	17.17	47.24	66.25	47.66

Nasdaq Composite Index	100.00	78.95	54.06	81.09	88.06	89.27

GSTI Computer Services Index	100.00	104.06	65.42	80.89	87.16	92.37

Report of the Audit Committee
      On behalf of the Company’s Board of Directors, the Audit Committee oversees the operation of a comprehensive system of internal controls designed to ensure the integrity of Sapient’s financial statements and reports; compliance with laws, regulations and corporate policies; and the independent registered public accounting firm’s qualifications, performance and independence.
      Consistent with this oversight responsibility, the Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2005 and management’s assessment of internal controls over financial reporting as of December 31, 2005. PwC, the Company’s independent registered public accounting firm in 2005, issued their report on the Company’s financial statements and the design and operating effectiveness of the Company’s internal control over financial reporting, the details of which are set forth in the Company’s Form 10-K for the fiscal year ended December 31, 2005.
      The Committee has also discussed with PwC the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, Communication with Audit Committees. The Committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PwC their independence.

      Based on these reviews and discussions, the Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K for the fiscal year then ended.
      The members of the Committee are not professionally engaged in the practice of accounting or auditing, however Mr. Chookaszian is an “audit committee financial expert” for purposes of the rules and regulations of the SEC and the applicable listing standards of the NASD. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that PwC is in fact “independent.”

Dennis H. Chookaszian, Chairperson
Darius W. Gaskins, Jr.
Gary S. McKissock
Information About Our Independent Registered Public Accounting Firm
Selection of Independent Registered Public Accounting Firm and Presence at Annual Meeting
      The Audit Committee has selected PwC as our independent registered public accounting firm for 2006, subject to ratification of the Company’s stockholders at the Annual Meeting. A representative of PwC is expected to be present at the Annual Meeting to answer appropriate questions, and to make a statement if he or she so desires.
Statement of Independent Registered Public Accounting Firm Fees and Services
      Aggregate fees for professional services rendered to the Company by PwC as of, and for, the years ended December 31, 2004 and 2005 were as follows:

Type of Services	2004	2005

Audit Fees	$2,290,300	$2,265,100
Audit-Related Fees	$9,600	$21,000
Tax Fees	$88,600	$126,100
All Other Fees	$0	$0

Total	$2,388,500	$2,412,200

      The Audit Fees for the years 2004 and 2005 were for audits of our consolidated financial statements, as well as services generally that only the independent auditor can reasonably be expected to provide, such as services provided in connection with statutory and regulatory filings.
      The “Audit Fees” for the years 2004 and 2005 were for (i) fees that the Company paid to PwC for the audit of the Company’s annual financial statements included in the Form 10-K and review of financial statements included in our quarterly filings on Form 10-Q; (ii) the audit of the Company’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; (iii) the attestation of management’s report on the effectiveness of internal control over financial reporting; and (iv) services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

      The Audit-Related Fees for the year 2004 and 2005 were for accounting consultations.
      The Tax Fees for the years 2004 and 2005 were principally for tax compliance, advice and planning services.
      We did not have any fees for any other services rendered by PwC for the years 2004 or 2005.
      The Audit Committee has specified certain types of prohibited, “non-audit” services which the Company is not authorized to obtain from PwC. The Audit Committee has also specified the types of “audit-related” and “non-audit” services that are permitted and approved. For those types of “audit-related” and “non-audit” services that are permitted and approved, the Audit Committee requires the Company to obtain additional approval from the Audit Committee, in advance, for each “audit-related” or “non-audit” service provided by PwC to the Company, where the fees payable by Sapient for such service are anticipated to exceed $100,000 in the aggregate. All audit-related and “non-audit” services were pre-approved by the Audit Committee in 2005.
OTHER MATTERS
      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting, other than those items described above. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.
      We will pay the costs of soliciting proxies. In addition to solicitations by mail, our Directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile, e-mail and personal interviews. We reserve the right to retain outside agencies for the purpose of soliciting proxies. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse them for their out-of-pocket expenses in connection with this distribution.
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
      Any proposal that a stockholder wishes to be considered for inclusion in our proxy statement and proxy card for our 2007 Annual Meeting of Stockholders must be submitted to the Secretary of the Company at the headquarters of the Company, no later than December 28, 2006. You may find the address of the Company’s headquarters on the first page of this Proxy Statement.
      Under our by-laws, if a stockholder wishes to present a proposal before the 2007 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such stockholder must also give written notice to the Secretary of Sapient at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2007 Annual Meeting; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2007 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2007 Annual Meeting, the proxies designated by our Board of Directors will have discretionary authority to include such proposal among the matters to be voted upon at the meeting, and to vote on any such proposal, if included.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

25 FIRST STREET
CAMBRIDGE, MA 02141 IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) AUTO DATA PROCESSING INVESTOR COMM SERVICES ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717	ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Sapient Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Sapient Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

è	000000000000

NAME
SAPIENT CORP	123,456,789,012.12345
SAPIENT CORP	123,456,789,012.12345
SAPIENT CORP	123,456,789,012.12345
SAPIENT CORP	123,456,789,012.12345
SAPIENT CORP	123,456,789,012.12345
SAPIENT CORP	123,456,789,012.12345
SAPIENT CORP	123,456,789,012.12345
SAPIENT CORP	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	SAPNC 1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SAPIENT CORPORATION

		02			0000000000		214958292475

Vote on Directors

1.	To elect 01) Dennis H. Chookaszian, 02) Jeffrey M. Cunningham, 03) Darius W. Gaskins, Jr., 04) Jerry A. Greenberg, 05) Gary S. McKissock, 06) J. Stuarl Moore and 07) Bruce D. Parker as Directors of the Company for a one-year term.		For All		Withhold All	For All Except	To withhold authority to vote, mark “For All Except and write the nominee’s number on the line below.

			☐		☐	☐

Vote on Proposals							For Against Abstain

2.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2006; and						☐ ☐ ☐

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

AUTO DATA PROCESSING INVESTOR COMM SERVICES ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

		Yes		No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		☐		☐

		P30631			123,456,789,012 803062108
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date	71

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SAPIENT CORPORATION ANNUAL MEETING OF STOCKHOLDERS JUNE 1, 2006

Those signing on the reverse side, revoking all prior proxies, hereby appoint(s) Jerry A. Greenberg and Scott J. Krenz, and each of them, with full power of substitution, as Proxies, to represent and vote, as designated hereon, all shares of stock of Sapient Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held Thursday, June 1, 2006, at 9:00 a.m., Eastern time, at offices of the Company, 25 First Street, Cambridge, MA 02141 and at any adjournment thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE